Exhibit 99.2 1 Bower, Boston

Disclaimer General This presentation (this “Presentation”) does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. This Presentation is subject to updating, completion, revision, verification and further amendment. None of View, Inc. (“View”) or any of its subsidiaries or affiliates has authorized anyone to provide any parties with additional or different information concerning the subject matter hereof. Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities regulatory agency has approved or disapproved of View’s securities or passed upon the adequacy or accuracy of the disclosure in this Presentation, and it is an offense to claim otherwise. The information contained herein does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of View. Viewers of this Presentation should each make their own evaluation of View and of the relevance and adequacy of the information herein and should make such other investigations as they deem necessary. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. Forward-Looking Statements This Presentation, and certain materials View files with the SEC, as well as information included in oral or written statements made or to be made by View, other than statements of historical fact, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” and similar expressions. These statements may include, without limitation, statements regarding View’s financial position, capital structure, indebtedness and business strategy, and plans and objectives of View management for future operations, as well as statements regarding growth, anticipated demand for View’s products and services and its business prospects. These forward-looking statements are not guarantees of future performance. Forward-looking statements are based on current expectations, estimates, assumptions, projections, forecasts and management’s beliefs, which are subject to change. There can be no assurance that future developments affecting View will be those that View has anticipated. Forward-looking statements involve a number of risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Should one or more of these risks or uncertainties materialize, or should any of the expectations, estimates, assumptions, projections, forecasts or beliefs prove incorrect, actual results may differ materially from what is expressed or forecasted in such forward-looking statements. Such risks include, but are not limited to: actual or anticipated variations in View’s quarterly operating results; results of operations that vary from the expectations of View or of securities analysts and investors; the impact of the global COVID 19 pandemic; changes in financial estimates by View or by any securities analysts who might cover View’s securities; conditions or trends in the industries in which View operates; changes in the market valuations of similar companies; changes in the markets in which View operates; stock market price and volume fluctuations of comparable companies and, in particular, those that operate in the smart glass industry; disruptions to View’s business relationships, performance, current plans, employee retention and business generally; publication of research reports about View or View’s industry or positive or negative recommendations or withdrawal of research coverage by securities analysts; announcements by View or View’s competitors of significant contracts, acquisitions, joint marketing relationships, joint ventures, capital commitments, strategic partnerships or divestitures; investors’ general perceptions of View’s company and View’s business; announcements by third parties or the outcome of any claims or legal proceedings that may be instituted against View; the ability to maintain compliance with the continued listing requirements of, and to maintain the listing of View’s securities on, The Nasdaq Stock Market LLC; volatility in the price of View’s securities due to a variety of factors, including downturns or other changes in the highly competitive and regulated industries in which View operates, variations in performance across competitors, and changes in laws and regulations affecting View’s business; View’s ability to implement business plans, forecasts and other expectations, and identify and realize additional opportunities; actions by stockholders, including the sale of shares of View’s common stock; speculation in the press or investment community; recruitment or departure of key personnel; overall performance of the equity markets; disputes or other developments relating to intellectual property rights, including patents, litigation matters and View’s ability to obtain, maintain, defend, protect and enforce patent and other intellectual property rights for its technologies, and the potential infringement on the intellectual property rights of others; cyber security risks or potential breaches of data security; uncertainty regarding economic events; changes in interest rates; general market, political and economic conditions, including an economic slowdown, recession or depression; View’s operating performance and the performance of other similar companies; View’s ability to accurately project future results and View’s ability to achieve those and other industry and analyst forecasts; new legislation or other regulatory developments that adversely affect View or the markets or industries in which View operates; View’s ability to continue as a going concern; View’s ability to raise additional capital on acceptable terms or at all; and other risks and uncertainties described in View’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”), and in its subsequent periodic reports or other documents filed by View from time to time with the SEC. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form 10-K and View’s subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and View assumes no obligation and does not intend to update or revise these forward-looking statements to reflect events or circumstances after the date hereof, whether as a result of new information, future events, or otherwise, except as required by law. View does not give any assurance that it will achieve its expectations. 2

Disclaimer Industry And Market Data This Presentation has been prepared by View and includes market data and other statistical information from third-party sources. Although View believes these third-party sources are reliable as of their respective dates, none of View or its subsidiaries or affiliates has independently verified the accuracy or completeness of this information. Some data are also based on View’s good faith estimates, which are derived from both internal sources and the third-party sources described above. None of View, its affiliates, or any of their respective subsidiaries, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information. Trademarks This Presentation contains trademarks, service marks, trade names and copyrights of View and other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with View, or an endorsement or sponsorship by or of View. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that View will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Important Information and Where to Find It This Presentation is for informational purposes only and does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities. There will be no sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. In connection with the transactions described herein, View has filed and intends to file relevant materials with the SEC. Before making any investment decision, investors and security holders of View are urged to read all relevant documents filed or that will be filed with the SEC as they become available because they will contain important information. Investors may obtain free copies of all relevant documents filed or that will be filed with the SEC by View through the website maintained by the SEC at www.sec.gov or by directing a request to View to 195 S. Milpitas Blvd., Milpitas, CA 95035, or via email at IR@View.com or at (408) 493-1358. Financial Information; Non-GAAP Financial Measures Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, View’s periodic reports. This Presentation contains certain financial information and data that was not prepared in accordance with United States generally accepted accounting principles (“GAAP”), including non-GAAP cost of revenues, non-GAAP research and development expense, non-GAAP selling, general and administrative expense, non-GAAP loss from operations, non-GAAP net loss, and non-GAAP adjusted EBITDA. These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any performance measures derived in accordance with GAAP. View presents these non-GAAP amounts because management believes they provide useful information to management and investors regarding certain financial and business trends relating to View’s financial condition and results of operations, and they assist management and investors in comparing View’s performance across reporting periods on a consistent basis. View’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. View believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating operating results and trends in and in comparing View’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. View’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore View’s non-GAAP measures may not be directly comparable to similarly-titled measures of other companies. 3

Company Highlights Massive addressable market Disrupting the day-to-day window is a $1 trillion opportunity Investment Tax Credit: gamechanger for adoption of Smart Windows The Inflation Reduction Act of 2022 brings cost parity to conventional windows Secular megatrends are driving industry transformation ESG/climate change, human experience, health and wellness, smart buildings Proven product and benefits Over 40 million square feet of installations with market-leading customers Deep-tech, full-stack innovation Over 15 years and $1 billion invested in R&D. 1,400 patents and applications Investments to date lead to scale and operating leverage Over $400 million invested in capex; factory is expected to support >$2 billion revenue Revenue growth drives profitability Continued high growth and execution accelerates time to profitability 4 View installation at 49 Van Ness Ave | San Francisco, CA

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Investment Tax Credit (ITC) 6 View installation at SFO| San Francisco, CA View installation at 400 N Aberdeen | Chicago, IL

View Smart Windows now Eligible for a 30-50% Tax Credit The Inflation Reduction Act of 2022 includes Electrochromic Windows as a new energy property for the Investment Tax Credit % total tax credit, on total cost basis 50% Energy Community Credit 10% If project is in a brownfield site or otherwise designated census tract 40% Domestic Content Credit 10% Made in the USA, View qualifies for the domestic content credit 30% 40% tax credit with a View 20% Smart Window system Bonus Rate Credit 30% View Smart Windows are eligible for 5x the base credit of 6% that is 10% provided for energy-efficient property 0 7

ITC is Expected to Bring Smart Windows to Cost Parity with Conventional Windows $200 $200 $80 Tax Credit $150 $120 $100 Net Cost to $120 the $50 Customer 0 View Smart Conventional View Smart Windows Windows Windows with ITC Example conventional commercial window cost for illustrative purposes 8 Window Cost ($/SF)

ITC has been a Gamechanger for Solar Adoption Installed capacity, renewable energy statistics 2022, International Renewable Energy Agency (IRENA) 9

ITC Turbo-Charges Smart Window Adoption >100% Growth $100-$110M $74M $33M FY 2020 FY 2021 FY 2022E FY 2023E 10

Market 11 View installation at Lake Nona Hotel | Lake Nona, FL

Multi-decade Growth Trends In Real Estate Sustainability and a path to net zero 1 • Buildings consume 39% of all energy 1 • All sectors of society addressing sustainability Superior experiences 2 • People spend 90% of time inside buildings 2 • Customer experiences are now driving amenity decisions Improving human health in buildings • COVID has accelerated awareness of health and space 3 • Improve wellness and human performance Enabling the future of smart buildings • Enterprise-grade infrastructure and cybersecurity 4 • Lower carbon, efficient operations, enhanced connectivity 1. U.S. Energy Information Administration. How much energy is consumed in U.S. buildings? May 2022 2. U.S. Environmental Protection Agency. 1989. Report to Congress on indoor air quality: Volume 2. EPA/400/1-89/001C. Washington, DC. 12 View installation at 400 N Aberdeen | Chicago, IL

Success with Market-leading Customers

CORPORATE	LIFE SCIENCE	HEALTHCARE	MULTIFAMILY	AVIATION	DEVELOPERS	INSTITUTIONAL INVESTORS
amazon	BGI Boston Global Investors	Alberta Health Services	ATRIA DEVELOPMENT	bostonlogan	The Durst Organization	BainCapital
facebook	DIVCOWEST	Columbia Valley Community Health cvch.org	The Durst Organization	Charlotte-Douglas International Airport	OXFORD	CALSTRS
FedEx	Healthpeak PROPERTIES	erlanger	GREYSTAR	DFW	RELATED	CBRE
Google	IDEXX	H+ HUMBER RIVER HOSPITAL	HENBART LLC	LGA	RXR	J.P.Morgan
INDEPENDENT FINANCIAL	LONGFELLOW	Intermountain Healthcare	MARLIN SPRING	Memphis International Airport	SCHNITZER WEST	nuveen A TIAA Company
NETFLIX	REGENERON	KAISER PERMANENTE	THE GREEN CITIES COMPANY	O'HARE International Airport	TAVISTOCK GROUP	Principal
Uber	UPA UniversityPlace Associates	Methodist Le Bonheur Healthcare		PHX Phoenix Sky Harbor International Airport	TrammellCrowCompany	TIAA
Walmart		University of Vermont Medical Center		SFO San Francisco International Airport		USAA

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Select Projects – Commercial Related Google Uber Independent Financial Amazon 111 Wall St San Francisco, CA Dallas, TX McKinney, TX Snitzer|Redmond, WA Nightingale Partners|New York, NY Oxford Properties|New York, NY 14

Select Projects – Residential Sven Bower Exo Parque Kirkland Carlisle Square 80 Bond Durst Organization | New York, NY Green Cities Co.| Boston, MA Greystar | Reston, VA Henbart | Kirkland, WA Nickel Dev.| St. Catharines, Atria Dev. | Oshawa, ON ON 15

Select Projects – Institutional Boston Logan International Airport Dallas Fort Worth International Airport San Francisco International Airport Calgary Cancer Center Methodist Hospital Humber River Hospital Boston, MA Dallas, TX San Francisco, CA Alberta, Canada Memphis, TN Toronto, Canada 16

Compelling Value Propositions and Benefits



People

- Better views without glare and heat
- **>50%**[2] reduction in headaches, eyestrain, and drowsiness
- **37 mins**[3] more sleep
- **14%**[3] higher productivity



Planet

- **30%**[1] reduction in base building loads
- Improved resiliency
- Accelerates path to net zero



Profit

- Competitive edge
- Premium experience
- Premium rents
- Premium values
- Future proofing

1 – Represents efficiency analysis for a typical View installation in a renovation. 15% reduction in base building loads for new buildings.
2 – Cornell University. Hedge A and Nou D. (2018). Worker Reactions to Electrochromic and Low-E Glass Office Windows. Ergonomics International Journal, 2(7): 000167. DOI: 10.23880/eoij-16000166.
3 - University of Illinois Urbana-Champaign and SUNY Upstate Medical University. Boubekri M, Lee J, MacNaughton P, Woo M, Schuyler L, Tinianov B, Satish U. The Impact of Optimized Daylight and Views on Sleep Duration and Cognitive Performance of Office Workers. International Journal of Environmental Research and Public Health, 2020, 17(9), 3219.

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View Accelerates the Path to Net Zero Base building energy Peak demand reduction reduction Existing buildings retrofit with View 30% 40% New buildings with View 15% 20% Represents efficiency analysis for a typical View installation in both renovations and new buildings 18 Base building energy consumption is defined as all building energy use excluding plug and process loads. View installation at 49 Van Ness Ave | San Francisco, CA

View improves comfort and space utilization Visual Experience Thermal Experience Space Utilization Floor plan showing discomfort zone Feels Like 83 °F 84 ºF 87 ºF Before Floor plan showing 27% reclaimed area Feels Like 72 °F 72 ºF 72 ºF After Based on actual measurements at 730 Third Ave. NY 19 Feels Like Temperature (Standard Effective Temperature) combines the effect of radiant temperature, air temperature, humidity, air velocity, clothing and metabolic rate. View Smart Glass Traditional Glass

View Improves Human Health and Productivity 51% 77% 63% 1 Reduced eyestrain Less likely to report Fewer 2 1 depression headaches 42% 14% 37mins Higher cognitive 3 Increased More sleep 3 4 ability productivity View installation at Lake Nona Hotel| Lake Nona, Fl 20

View Delivers Premium Outcomes

Multifamily
Unobstructed views, better sleep and smart home experience



$100-$150 per month higher rent

Office
Unobstructed views, comfort and natural light



14% higher productivity

Aviation
Passenger experience and comfort


CHARLOTTE

102% increased concession revenue

Healthcare
Patient experience, infection control and natural light



8.5% Faster patient recovery

[1] Russo P. Durst Tower Tallest Multifamily Building to Feature View Smart Windows. https://commercialobserver.com/2022/02/durst-sven-windows-view-smart/
[2] MacNaughton P et al. Economic implications of access to daylight and views in office buildings from improved productivity. *J Appl Soc Psychol.* 2021; 51: 1176– 1183.
[3] Hedge et al. Electrochromic Glass Enhances the Passenger Experience in Airports. *Ergonomics International Journal.* 2018; 2(6).
[4] Ulrich RS. View through a window may influence recovery from surgery. *Science*. 1984.

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Readiness to Scale 22 View installation at SFO| San Francisco, CA View installation at 400 N Aberdeen | Chicago, IL

Innovation to Industrialization and Commercialization Innovation Industrialization Growth Product Expansion ✓ Smart Building Platform Medium Large Gen 3 Gen 4 ✓ Smart Building Technologies Small 2007 2015 2017 2021 2022 2026 Panel Scale-up Improved Performance Improved Performance & Aesthetics ✓ Performance✓ Process scale up completed– Increase market adoption ✓ Size✓ Nameplate throughput achieved– Full capacity ramp ✓ Durability✓ Converged, Secure Network– Growth capital ✓ Smart Glass Tinting✓ Contract manufacturing and supply chain optimization – Improving utilization and yields 23

Precision Manufacturing at Scale • 850,000 SF manufacturing facility in Olive Branch, Mississippi • Over $400M invested in capital equipment • Factory expected to support over $2B annual revenue Virtual Factory Tour 24

View’s Customer Support Infrastructure View provides a white gloved end-to-end customer support from concept design through building operations The View Team Design and Procurement Customer Planning and Execution Success Energy & Daylight Field Service Project Managers Modelers Engineers Glazing Certification Customer Success Consultants Managers Expertise Low Voltage Architects SOC/ROC Support Engineers 25

View is Well Established in the Top Markets in North America 26

Financials 27 View installation at iA Financial HQ| Quebec City, Quebec

Strong Operating Leverage, Infrastructure in Place for Profitability

EBITDA+ achievable on current production line

REVENUE GROWTH

Strong top line growth

- ITC turbocharges adoption
- Expected revenue growth >100% in 2023

CAPACITY

Infrastructure to reach profitability in place

- Current investment is expected to support $800M annual revenue
- Capacity to support $2B annual revenue achieved with $90M incremental capex

FIXED COST LEVERAGE

No material increase in fixed costs to achieve EBITDA+

- 80% of unit economics improvement through higher volumes driving fixed cost leverage

OPEX LEVERAGE

No material increase in OPEX to achieve EBITDA+

- R&D – Mainstream 'Gen4' product developed and launched
- SG&A – Commercial team and infrastructure to reach EBITDA+ in place

The Company does not provide reconciliations of forward-looking non-GAAP financial measures to GAAP financial measures. The Company is unable to provide such reconciliations without unreasonable efforts due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, the probable significance of which cannot be determined.

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Growth and Profitability 2021 2022 2023 $74M $100-$110M >100% Revenue, met guidance Revenue guidance in the range of Revenue Growth of $70 to $80M $100 to $110M 125% ITC GM+ Revenue growth Approved Quarterly run rate The Company does not provide reconciliations of forward-looking non-GAAP financial measures to GAAP financial measures. The Company is unable to provide such reconciliations without unreasonable efforts due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, the probable significance of which cannot be determined. 29

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